Syndicore Asia Limited

A wholly owned subsidiary of Baoshinn Corporation

(OTCQB Symbol: BHNN)
BUSINESS OVERVIEW 2014

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company's or management's intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward – looking statements. It is important to note that actual results could differ materially from those discussed in such forward looking statements.

Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company's SEC filings, which may be obtained by contacting the Company or the SEC. These flings are also available through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) http://www.sec.gov.

We undertake no obligation to publicly update or revise any forward – looking statement. The information set forth in this material and any or all statements made in connection with this material does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.

Disclaimer: Forward Looking Statements

Syndicore Asia Limited, a wholly owned subsidiary of Baoshinn Corporation (OTCQB Symbol: BHNN), is a cloud-based, multimedia conduit serving a growing, global community of content creators, news outlets and leading brands. Syndicore Asia Limited will be a provider of syndicated sports video media to news organizations in the Asia Pacific region. In addition, Syndicore Asia Limited plans to aggregate content from the Asia Pacific region and provide it to news organizations around the world.

Introduction
Who is Syndicore?

- "We spend a full five hours and 16 minutes a day in front of a screen, and that's without even turning on a television." *The Wall Street Journal*.
- The value of digital sports content continues to be on the rise, and as Syndicore Asia Limited ("SAL") builds out its extensive portfolio of top-tier sporting content, management believes that will benefit SAL.

Market Opportunity Sports Viewership is shifting to the Digital Space


Digital Ad Spending Worldwide, 2010-2016
billions, % change and % of total media ad spending
$72.37
$87.27
$102.83
$118.40
$134.65
$149.18
$163.04
17.5%
20.6%
19.8%
21.7%
23.4%
24.8%
25.9%
17.7%
17.8%
15.1%
13.7%
10.8%
9.3%
2010
2011
2012
2013
2014
2015
2016
Digital ad spending
% change
% share
Note: includes advertising that appears on desktop and laptop computers as well as mobile phones and tablets, and includes all the various formats of advertising on those platforms; excludes SMS, MMS and P2P messaging-based advertising
Source: eMarketer, Dec 2012
148475
www.eMarketer.com

"Online video today is what T.V. was a couple of years after it came onto the scene," -*Brent Weinstein, Head of Digital Media at United Talent Agency*

- Digital Ad spending is on the rise. It is forecasted to expand from $117.60 billion USD in 2013 to $173.12 billion USD in 2017. (*Go-Globe.com)*
- The increase in worldwide digital Ad spend is led by the Asia-Pacific region and specifically China.
- In 2013, China accounted for nearly 4 in every 10 digital Ad dollars spent in the Asia-Pacific region. (*Infographic)*
- China is estimated to reach 33% of the world's total Ad spend by 2017. (*Infographic)*

Digital Ad Spending and the Asia-Pacific Region


China Online Video Advertising Revenue from Q1 2012-Q3 2013
market (billion yuan)
QoQ increase
China Internet Watch
Source: EnfoDesk, 2013
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
1.60
1.92
2.64
2.67
2.43
2.88
3.25
-5.1%
20.0%
37.4%
1.1%
-9.1%
18.5%
13.0%
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13

China's Online Ad Spending is Consistently on the Rise.

Digital Ad Spending Worldwide, by Region and Country, 2011-2016
2011-2016
billions

	2011	2012	2013	2014	2015	2016
Asia-Pacific	**$21.85**	**$27.31**	**$32.50**	**$37.70**	**$42.98**	**$48.57**
—Japan	$8.53	$9.60	$10.46	$11.25	$11.92	$12.55
—China*	$5.30	$7.36	$9.57	$12.16	$14.71	$17.51
—Australia	$2.39	$2.74	$3.11	$3.45	$3.76	$4.05
—South Korea	$2.28	$2.50	$2.70	$2.90	$3.08	$3.25
—India	$0.35	$0.48	$0.64	$0.84	$1.05	$1.31
—Indonesia	$0.09	$0.14	$0.23	$0.41	$0.70	$1.16
—Other	$2.91	$4.49	$5.78	$6.70	$7.76	$8.74
Worldwide	**$87.27**	**$102.83**	**$118.40**	**$134.65**	**$149.18**	**$163.04**

*Note: includes advertising that appears on desktop and laptop computers as well as mobile phones and tablets, and includes all the various formats of advertising on those platforms; excludes SMS, MMS and P2P messaging-based advertising; numbers may not add up to total due to rounding; *excludes Hong Kong*
Source: eMarketer, Dec 2012

148077 www.eMarketer.com

Having achieved a peak 25% increase last year, Asia-Pacific will experience considerable growth throughout the forecast period, eMarketer estimates, spurred largely by digital ad spend growth in these emerging markets.

BROADCASTERS AND PUBLISHERS	SPORTING ORGANIZATIONS	ADVERTISERS
(1)Looking for ways to leverage traditional print brand into digital world (2)Traditional ad revenues are shrinking (3)Seeking premium digital content (4)Continued insatiable viewership demand for online sports content but severely limited supply	(1)Seeking new fans and new markets (2)The value of connecting with fans online (3)Lack of utilization of digital media (4)Seeking new, differentiated sponsorship opportunities (5)Looking for added online reach to grow TV rights deals	(1)Seeking highly targeted audiences (2)Huge advertiser demand for sports/ sports video (3)Sports viewership is the largest segment of online viewership (4)Hyper-local and local audience access at scale very attractive (5)Creative ad units very attractive (6)Premium placement on web properties for key publications very attractive

The “Now” Market Opportunity


Global Ad Spend Growth Forecast, by Medium
% growth year-over-year
in 2014
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
14.1%
5.2%
5.8%
5.0%
4.8%
2.3%
-2.3%
-2.7%
Total
Internet
Cinema
TV
Out of home
Radio
Magazines
Newspapers
MC MARKETINGCHARTS.COM
Source: Warc

'The Law of Disruption: social, political, and economic systems change incrementally, but technology changes exponentially.' -*Forbes*

- SAL has signed an exclusive distribution agreement with SendtoNews Video Incorporated ("STN") for the Asia Pacific region, which includes major markets such as Japan, China and India.
- SAL now has distribution rights of online content for some of the world's leading sports organizations.
  - Game highlights, player interviews and other fan-interest content
- SAL, being the exclusive provider in the Asia Pacific region for highly sought after content, offers deep market exposure with unprecedented efficiency and metrics-driven transparency.
- On the other side of the distribution chain:
  - Create SAL's own proprietary news partnerships to provide guaranteed content distribution in return for a corresponding share of advertising revenues – A Win/Win proposition.
    - News industry looking to supplement their rapidly declining traditional ad revenue with viable "digital-age" revenue.

The Syndicore Market Solution


SANY

Sany Heavy Industry Co, which has designs on displacing Illinois-based Caterpillar Inc. as the world leader in manufacturing cranes, front-loaders and other equipment, is the major sponsor of the No 7 Chevrolet SS in the NASCAR Sprint Cup Series.
It is a first for a Chinese company to sponsor a car in a NASCAR event. Worldwide sponsorship as Chinese companies expand overseas.



China's Feng Shanshan eagled the par-five 18th hole for a one-stroke victory in the 2013 Reignwood Classic, the LPGA's first tournament in Beijing.

- SAL's customers are willing to pay a "premium CPM" because:
  - The ability to sponsor exclusive, highly sought-after short form sports video content
  - Deep, creative advertising opportunities – other than rudimentary logo/banner overlays and pre-roll
  - Premium positioning
  - Unprecedented transparency and near real-time performance metrics to evaluate their investment
  - Securing sponsorships with sports related enterprises
  - Stronger control over distribution to help target intended audience.

Syndicore's Path to Profit Growth


Asia-Pacific Leads the World in Mobile Traffic Consumption
Average monthly mobile traffic consumption per mobile subscriber*
Median
Mean
84.0MB
443.5MB
North America
16.9MB
358.4MB
Europe
336.8MB
1,100.0MB
1.5MB
21.0MB
Africa
Latin America
89.7MB
347.5MB
Asia-Pacific
* September 2013. Includes downstream and upstream traffic.
statista
The Statistics Portal
@StatistaCharts
Source: Sandvine

108 million: Number of Chinese viewers of mobile video. **7:** Number of hours Chinese consumers on average watch video on their smart phones. – *Digiday.com*

- Mobile App in development
- Currently 30% of South China Morning Post's traffic comes from smartphones and expecting that number to reach 40% in 2014. (www.inma.org)
- SAL has been engineering its own cutting edge, interactive Mobile App for smart phones and tablet use.
- App functionality targeted to allow user uploads of local content for sporting events that have no rights holders but are of local interest.


SYNDICORE ASIA LIMITED
SYNDICORE SPORTS APP COMING SOON
KEEP TABS ON ALL THE ACTION
Unless you have special cable or satellite subscription packages, it is difficult to keep track of every game and team that matters to you on gameday. The good news is that you will soon be able to get around this problem by

Expanding Syndicore's Path to Profit Growth



Desktop Ad Spend About to Peak as Mobile Ads Soar
U.S. digital ad spending forecast until 2017 (in billion U.S. dollars)
Desktop
Mobile
$40b
$35b
$30b
$25b
$20b
$15b
$10b
$5b
$0b
2011
2012
2013
2014
2015
2016
2017
statista
The Statistics Portal
@StatistaCharts
Source: eMarketer

'Mobile advertising potential is beginning to live up to its promise due to the proliferation of smart phones and tablets, powerful devices that are complemented by an always-on, on-the-go, mobile-driven culture.' - *DNA -Digital News Asia*

- VALUATION SCENARIO 1 – Of a Typical Ad Network
  - Industry average on premium sports content -US $15 CPM

Monthly Views	CPM	Projected Monthly Revenue	Projected Annual Revenue	Valuation Multiple 6X
15M	US$15	$225,000	$2,700,000	$16,200,000
20M	US$15	$300,000	$3,600,000	$21,600,000
40M	US$15	$600,000	$7,200,000	$43,200,000

Valuation Analysis-Monetization of Viewing Impressions

- VALUATION SCENARIO 2 – Of a Targeted Ad Network
  - Syndicore's Target Network -US $25 CPM

Monthly Views	CPM	Projected Monthly Revenue	Projected Annual Revenue	Valuation Multiple 6X
15M	US$25	$375,000	$4,500,000	$27,000,000
20M	US$25	$500,000	$6,000,000	$36,000,000
40M	US$25	$1,000,000	$12,000,000	$72,000,000

Valuation Analysis-Monetization of Viewing Impressions

- Sean Webster – President and CFO, Director
- Ritesh Jha – Chief Technology Officer

- Ka Yeung Lee – Director
- Akimasa Fujita – Director

Officers and Directors

- If we fail to retain existing users or add new users, or if our users decrease their level of engagement with Syndcore, our revenue, financial results, and business may be significantly harmed.
- We generate a substantial majority of our revenue from advertising. The loss of marketers, or reduction in spending by marketers with Syndcore, could seriously harm our business.
- Syndcore user growth and engagement on mobile devices depend upon effective operation with mobile operating systems, networks, and standards that we do not control.
- Our business is highly competitive. Competition presents an ongoing threat to the success of our business.
- We may not be successful in our efforts to further monetize the Syndcore Platform.
- Action by governments to restrict access to Syndcore in their countries could substantially harm our business and financial results.
- Our culture emphasizes rapid innovation and prioritizes user engagement over short-term financial results.
- If we are not able to maintain and enhance our brand, or if events occur that damage our reputation and brand, our ability to expand our base of users, developers, and marketers may be impaired, and our business and financial results may be harmed.
- If our Distribution Agreement or relationship with SendtoNews Video Incorporated is cancelled or damaged, this may cause us difficulties in implementing our business model.
- We plan to continue expanding our operations abroad where we have limited operating experience and may be subject to increased business and economic risks that could affect our financial results.

Risk Factors

- We plan to continue the international expansion of our business operations and the translation of our products. We currently plan on making Syndicore available in many languages, and we expect to have offices or data centers in many countries. We may enter new international markets where we have limited or no experience in marketing, selling, and deploying our products. For example, we continue to evaluate entering China. However, this market has substantial legal and regulatory complexities. If we fail to deploy or manage our operations in international markets successfully, our business may suffer. In addition, we are subject to a variety of risks inherent in doing business internationally, including:
    - political, social, or economic instability;
    - risks related to the legal and regulatory environment in foreign jurisdictions, including with respect to privacy, and unexpected changes in laws, regulatory requirements, and enforcement;
    - potential damage to our brand and reputation due to compliance with local laws, including potential censorship or requirements to provide user information to local authorities;
    - fluctuations in currency exchange rates;
    - enhanced difficulties of integrating any foreign acquisitions
- If we are not able to secure immediate and future financing, we may not be able to reach our goals for expansion and monetization targets, which are heavily dependent on our ability to raise funds and operate as a going concern.
    - Syndicore's Target Network -US $25 CPM, is based on contractual obligations it has agreed to with STN and is outlined in its Distribution Agreement and contained therein. The Valuation Analysis is not reflective of the current state of SAL, but outlines the potential valuation of a "Typical" and "Targeted" Ad Network. Please refer to the Forward Looking Statement Disclaimer at the beginning of this business briefing.
- Management's plans to support the Company in operation and to maintain its business strategy is to raise funds through public and private offerings and to rely on officers and directors to perform essential functions with minimal compensation. If we do not raise all of the money we need from a public offering, we will have to find alternative sources, such as a private placement of securities, or loans from our officers, directors or others. If we require additional cash and can't raise it, we will either have to suspend operations until the cash is raised, or cease business entirely.

Risk Factors

- **Syndicore Asia Limited**
  Unit 1010 Miramar Tower
  132 Nathan Road, Tsim Sha Tsui
  Kowloon
  Hong Kong

- Phone: 852-5984-7571
- Email: info@syndicoreasia.com
- Website: www.syndicoreasia.com

Contact